UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2006 (May 8, 2006)

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into A Material Definitive Contract.

Stock Purchase Agreement. On May 8, 2006, the Company completed the acquisition of all the outstanding stock of CH4 Corporation, a Delaware corporation (“CH4”), pursuant to the Stock Purchase Agreement with CH4 Holdings, LP, a Texas limited partnership, and CH4. At the time of the closing of the purchase, the primary assets of CH4 consisted of approximately 84,300 gross (51,000 net) acres of oil and gas leasehold interests in the Powder River Basin of Wyoming and 11.0 Bcfe of proved reserves (determined as of March 1, 2006). These oil and gas interests are coal bed methane properties. After preliminary adjustments, including for approximately $3 million of associated working capital, we paid approximately $82 million for the stock and repayment of indebtedness of CH4. During the six months after closing, the purchase price is subject to further customary adjustments for working capital changes and other matters.

For additional information and a copy of the Stock Purchase Agreement, see our Form 8-K filed with the Securities and Exchange Commission on April 17, 2006. A copy of the press release concerning this closing is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 2.02.	Results of Operations and Financial Condition

On May 9, 2006, the Company issued a press release containing financial results for the quarter ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 7.01.	Regulation FD Disclosure

On May 8, 2006, the Company issued a press release announcing that it closed on the acquisition of CH4 Corporation for approximately $82 million, which included $3 million of associated working capital. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On May 9, 2006, the Company issued a press release containing financial results for the quarter ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release, dated May 8, 2006.

99.2	Press Release, dated May 9, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BILL BARRETT CORPORATION

Date: May 10, 2006	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President—General Counsel; and Secretary

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated May 8, 2006.

99.2	Press Release, dated May 9, 2006.

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